EXHIBIT 99.1

Thomas Properties Group, Inc.

Supplemental Financial Information

For the Third Quarter 2007

Thomas Properties Group, Inc.

Supplemental Financial Information

For the Third Quarter 2007

TABLE OF CONTENTS

Corporate
Company Background	3
Quarterly Highlights	3

Supplemental Financial Information
Operating and Financial Information	4
Consolidated Statements of Operations	5
Consolidated Balance Sheets	6
Unconsolidated Real Estate Entities Statements of Operations	7
Unconsolidated Real Estate Entities Balance Sheets	8
Pro-Rata Consolidated Statements Of Operations	9
Pro-Rata Consolidated Balance Sheets	11
Earnings Before Depreciation, Amortization and Deferred Taxes	12
After Tax Cash Flow	14
Investment Advisory, Management, Leasing And Development Services	16
Portfolio Data	17
Debt Summary	21
Capital Structure	23
Other Information	24

This supplemental financial information, together with other statements and information publicly disseminated by Thomas Properties Group, Inc., contains forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements reflect management’s current views with respect to financial results related to future events. Such statements are also based on assumptions and expectations which may not be realized and are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, financial or otherwise, may differ from the results discussed in the forward-looking statements. Management does not undertake any obligation to update information provided in forward-looking statements other than regularly scheduled releases of information. A discussion of some of the factors that may affect our future results is set forth under the captions “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in our Form 10-K for the fiscal year ended December 31, 2006, as amended by Amendment No. 1 thereto on Form 10-K/A, and our quarterly reports on Form 10-Q for 2007, which have been filed with the SEC.

Thomas Properties Group, Inc.

Supplemental Financial Information

COMPANY BACKGROUND

Thomas Properties Group, Inc. (TPGI) is a full-service real estate operating company that owns, acquires, develops and manages primarily office, as well as mixed-use and residential properties on a nationwide basis.

Our properties are located in Southern California and Sacramento, California; Philadelphia, Pennsylvania; Northern Virginia; Houston, Texas; and Austin, Texas. As of September 30, 2007, we own interests in and asset manage 25 operating properties with 13.0 million rentable square feet and provide asset and/or property management services on behalf of third parties for an additional four operating properties with 2.2 million rentable square feet. We also own, hold interests in or have the ability to develop land suitable for the development of up to approximately 6.5 million rentable square feet of space.

QUARTERLY HIGHLIGHTS

On July 2, 2007, Valencia Town Center, one of the properties that we asset and property managed through our separate account relationship with CalSTRS was sold. Our Operating Partnership earned incentive compensation of approximately $5.4 million related to the sale of the property.

On August 28, 2007, the maturity date of our Four Points land loan, we paid off the $4 million outstanding balance.

Thomas Properties Group, Inc.

Supplemental Financial Information

OPERATING AND FINANCIAL INFORMATION

Financial Measures

This supplemental financial information includes certain financial measures prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) under the full consolidation accounting method, and certain financial measures prepared in accordance with the pro-rata consolidation method (non-GAAP). Along with net income, we use two additional measures, Earnings before Depreciation, Amortization and Deferred Taxes (“EBDT”) and After Tax Cash Flow (“ATCF”), to report operating results. EBDT and ATCF are non-GAAP financial measures and may not be directly comparable to similarly-titled measures reported by other companies. We believe the financial measures presented under the pro-rata consolidation method provide supplemental information helpful to an understanding of our results of operations. Although these financial measures are not presented in accordance with GAAP, we believe these measures assist investors in understanding our business and operating results. We believe this information provides useful supplemental data regarding the underlying economics of our business operations because operating results presented under GAAP may include items that are nonrecurring or not necessarily relevant to ongoing operations, or difficult to forecast for future periods. Management uses these non-GAAP financial measures to review our company’s operating results for comparative purposes with respect to previous periods or forecasts, and also to evaluate future prospects. Our investors can also use these non-GAAP financial measures as supplementary information to evaluate operating performance. Our non-GAAP financial measures are not intended to be performance measures that should be regarded as alternatives to, or more meaningful than, our GAAP financial measures. Non-GAAP financial measures have limitations as they do not include all items of income and expense that affect our operations, and accordingly should always be considered as supplemental to our financial results presented in accordance with GAAP.

Pro-Rata Consolidated Statements of Operations and Pro-Rata Consolidated Balance Sheet

Included are pro-rata consolidated statements of operations, as well as a pro-rata consolidated balance sheet, because we believe this information is useful to investors as this method reflects the manner in which we operate our business, and provides more detailed information regarding the operations of the unconsolidated investments. We have made investments in which our economic ownership is less than 100% as a means of procuring additional investment opportunities and sharing risk. A significant amount of our business activity has and will continue to be conducted through our unconsolidated investments. Under GAAP, these investments are not consolidated in our financial statements. Under the pro-rata consolidation method, we present the results of our investments proportionate to our share of ownership. Our management considers the performance of our unconsolidated investments both individually and as a contributing factor to our operating performance for purposes of financial planning and making operating decisions. We believe this presentation of the performance of our unconsolidated investments is helpful to investors in understanding and evaluating our current operating performance as well as for purposes of period-to-period comparisons. We provide reconciliations from the full consolidation method to the pro-rata consolidation method in this supplemental financial information.

Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) and After Tax Cash Flow (ATCF)

EBDT and ATCF are non-GAAP financial measures and may not be directly comparable to similarly-titled measures reported by other companies. We believe the financial measures presented under the pro-rata consolidation method provide supplemental information helpful to an understanding of our results of operations. Although these financial measures are not presented in accordance with GAAP, we believe these measures assist investors in understanding our business and operating results. EBDT and ATCF reflect operating performance results for our company that assist management in evaluating trends for comparative and planning purposes. However our non-GAAP financial measures are not intended to be regarded as alternatives to, or more meaningful than, our GAAP financial measures.

See pages 12 – 13 for a discussion of EBDT and a reconciliation of EBDT to net income (loss) and pages 14 – 15 for a discussion of ATCF and a reconciliation of ATCF to net income (loss).

Thomas Properties Group, Inc.

Supplemental Financial Information

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except share and per share data)

(unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2007	2006	2007	2006
Revenues:
Rental	$8,193	$8,251	$24,574	$24,886
Tenant reimbursements	5,066	4,777	15,373	14,319
Parking and other	988	844	2,945	3,059
Investment advisory, management, leasing, and development services	7,263	2,113	11,643	5,896
Investment advisory, management, leasing, and development services—unconsolidated real estate entities	5,463	3,306	15,129	9,645

Total revenues	26,973	19,291	69,664	57,805

Expenses:
Rental property operating and maintenance	4,073	3,612	12,408	11,789
Real estate taxes	1,554	1,512	4,578	4,431
Investment advisory, management, leasing, and development services	4,361	2,790	10,632	6,894
Rent—unconsolidated real estate entities	61	55	181	170
Interest	4,362	5,119	12,405	15,878
Depreciation and amortization	2,669	3,112	8,776	9,517
General and administrative	4,412	3,489	14,603	11,755

Total expenses	21,492	19,689	63,583	60,434

Gain on sale of real estate	901	9,599	3,290	9,599
Loss from early extinguishment of debt	—	—	—	(360)
Interest income	1,877	594	4,446	1,867
Equity in net income (loss) of unconsolidated real estate entities	(4,834)	(5,165)	(9,366)	(9,500)
Minority interests—unitholders in the Operating Partnership	(1,372)	(2,568)	(1,720)	728
Minority interests in consolidated real estate entities	52	34	87	(490)

Income (loss) before (provision) benefit for income taxes	2,105	2,096	2,818	(785)
(Provision) benefit for income taxes	(1,834)	(786)	(2,152)	303

Net income (loss)	$271	$1,310	$666	$(482)

Earnings (loss) per share—basic	$0.01	$0.09	$0.03	$(0.03)
Earnings (loss) per share—diluted	$0.01	$0.09	$0.03	$(0.03)

Weighted average common shares—basic	23,626,645	14,343,833	19,522,069	14,333,815
Weighted average common shares—diluted	23,645,563	14,358,471	19,563,897	14,333,815

Thomas Properties Group, Inc.

Supplemental Financial Information

CONSOLIDATED BALANCE SHEETS

(in thousands)

	September 30, 2007	December 31, 2006
	(Unaudited)
ASSETS
Investments in real estate	$536,507	$442,798
Less accumulated depreciation	(113,819)	(106,644)

	422,688	336,154
Investments in unconsolidated real estate entities	56,612	52,364
Cash and cash equivalents	131,042	64,343
Restricted cash	23,891	21,500
Rents and other receivables, net	8,011	2,195
Receivables—unconsolidated real estate entities	6,728	4,074
Deferred rents	13,265	17,610
Deferred leasing and loan costs, net	13,881	14,707
Other assets	12,543	5,133

Total assets	$688,661	$518,080

LIABILITIES AND STOCKHOLDERS’ EQUITY

Mortgage, other secured, and unsecured loans	$375,795	$331,828
Accounts payable and other liabilities	49,040	35,458
Dividends and distributions payable	2,354	1,916
Prepaid rent	3,662	3,558
FIN 48 liability	9,965	—
Deferred tax liability	—	2,392

Total liabilities	440,816	375,152

Minority interests:
Unitholders in the Operating Partnership	97,090	76,390
Minority interests in consolidated real estate entities	4,616	4,288

Total minority interests	101,706	80,678

Common stock	236	144
Limited voting stock	145	167
Additional paid-in capital	158,080	71,095
Retained deficit and dividends	(12,322)	(9,156)

Total stockholders’ equity	146,139	62,250

Total liabilities and stockholders’ equity	$688,661	$518,080

Thomas Properties Group, Inc.

Supplemental Financial Information

UNCONSOLIDATED REAL ESTATE ENTITIES STATEMENTS OF OPERATIONS

(in thousands)

(unaudited)

The following are the statements of operations of our unconsolidated real estate entities for the three and the nine months ended September 30, 2007 and 2006. See the list of our unconsolidated properties on page 17.

	Three months ended September 30,		Nine months ended September 30,
	2007	2006	2007	2006
Revenues
Rental	$49,874	$26,856	$120,064	$70,968
Tenant reimbursements	15,915	5,315	33,201	9,975
Parking and other	9,162	4,317	21,453	13,194

Total revenues	74,951	36,488	174,718	94,137

Expenses:
Rental property operating and maintenance	27,782	19,651	69,294	48,415
Real estate taxes	11,223	4,756	23,229	11,387
Interest	37,314	16,493	81,278	39,537
Depreciation and amortization	33,742	14,319	69,973	40,840

Total expenses	110,061	55,219	243,774	140,179

Loss from continuing operations	(35,110)	(18,731)	(69,056)	(46,042)
Gain on sale of real estate	—	(18)	7,932	6,133
Minority interest	(27)	(3,589)	(78)	(1,625)
Loss from discontinued operations	(40)	(354)	(252)	(905)

Net loss	$(35,177)	$(22,692)	$(61,454)	$(42,439)

Thomas Properties Group, Inc.

Supplemental Financial Information

UNCONSOLIDATED REAL ESTATE ENTITIES BALANCE SHEETS

(in thousands)

(unaudited)

The following are the balance sheets of our unconsolidated real estate entities as of September 30, 2007 and December 31, 2006. See the list of our unconsolidated properties on page 17.

	September 30, 2007	December 31, 2006
ASSETS
Investments in real estate, net	$2,320,962	$1,011,212
Cash and cash equivalents	31,355	9,903
Restricted cash	89,209	60,738
Rents, deferred rents and other receivables, net	57,265	40,754
Deferred charges and other assets, net	224,595	131,423
Assets associated with real estate held for sale	167	14,767

Total assets	$2,723,553	$1,268,797

LIABILITIES AND OWNERS’ EQUITY
Mortgage, other secured, and unsecured loans	$2,140,571	$1,037,491
Accounts and interest payable and other liabilities	189,482	72,664
Liabilities associated with real estate held for sale	100	13,676

Total liabilities	2,330,153	1,123,831
Owners’ equity	393,400	144,966

Total liabilities and owners’ equity	$2,723,553	$1,268,797

Thomas Properties Group, Inc.

Supplemental Financial Information

PRO-RATA CONSOLIDATED STATEMENTS OF OPERATIONS (NON-GAAP)

(in thousands)

(unaudited)

The following are the pro-rata consolidated statements of operations of TPGI for the three months ended September 30, 2007 and 2006, including reconciliation from the consolidated statements of operations to the pro-rata consolidated statements of operations.

	For the three months ended September 30, 2007			For the three months ended September 30, 2006
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
Revenues:
Rental	$8,193	$9,127	$17,320	$8,251	$8,503	$16,754
Tenant reimbursements	5,066	2,410	7,476	4,777	1,712	6,489
Parking and other	988	1,739	2,727	844	1,530	2,374
Investment advisory, management, leasing, and development services	7,263	—	7,263	2,113	—	2,113
Investment advisory, management, leasing, and development services unconsolidated real estate entities	5,463	—	5,463	3,306	—	3,306

Total revenues	26,973	13,276	40,249	19,291	11,745	31,036

Expenses:
Rental property operating and maintenance	4,073	4,429	8,502	3,612	5,444	9,056
Real estate taxes	1,554	1,869	3,423	1,512	1,427	2,939
Investment advisory, management, leasing, and development services	4,361	—	4,361	2,790	—	2,790
Rent—unconsolidated real estate entities	61	—	61	55	—	55
Interest	4,362	6,494	10,856	5,119	5,502	10,621
Depreciation and amortization	2,669	5,308	7,977	3,112	4,456	7,568
General and administrative	4,412	—	4,412	3,489	—	3,489

Total expenses	21,492	18,100	39,592	19,689	16,829	36,518

Gain on sale of real estate	901	—	901	9,599	—	9,599
Interest income	1,877	—	1,877	594	—	594
Equity in net loss of unconsolidated real estate entities	(4,834)	4,834	—	(5,165)	5,165	—
Minority interests—unitholders in the Operating Partnership	(1,372)	—	(1,372)	(2,568)	—	(2,568)
Minority interests in consolidated real estate entities	52	—	52	34	—	34

Income before income from discontinued operations and benefit for income taxes	2,105	10	2,115	2,096	81	2,177
Loss from discontinued operations	—	(10)	(10)	—	(81)	(81)

Income (loss) before benefit for income taxes	2,105	—	2,105	2,096	—	2,096
(Provision) benefit for income taxes	(1,834)	—	(1,834)	(786)	—	(786)

Net income (loss)	$271	$—	$271	$1,310	$—	$1,310

Thomas Properties Group, Inc.

Supplemental Financial Information

PRO-RATA CONSOLIDATED STATEMENTS OF OPERATIONS (NON-GAAP)—CONTINUED

(in thousands)

(unaudited)

The following are the pro-rata consolidated statements of operations of TPGI for the nine months ended September 30, 2007 and 2006, including reconciliation from the consolidated statements of operations to the pro-rata consolidated statements of operations.

	For the nine months ended September 30, 2007			For the nine months ended September 30, 2006
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
Revenues:
Rental	$24,574	$25,838	$50,412	$24,886	$19,695	$44,581
Tenant reimbursements	15,373	6,197	21,570	14,319	2,689	17,008
Parking and other	2,945	4,365	7,310	3,059	3,508	6,567
Investment advisory, management, leasing, and development services	11,643	—	11,643	5,896	—	5,896
Investment advisory, management, leasing, and development services unconsolidated real estate entities	15,129	—	15,129	9,645	—	9,645

Total revenues	69,664	36,400	106,064	57,805	25,892	83,697

Expenses:
Rental property operating and maintenance	12,408	13,049	25,457	11,789	12,223	24,012
Real estate taxes	4,578	4,582	9,160	4,431	3,003	7,434
Investment advisory, management, leasing, and development services	10,632	—	10,632	6,894	—	6,894
Rent—unconsolidated real estate entities	181	—	181	170	—	170
Interest	12,405	16,703	29,108	15,878	10,750	26,628
Depreciation and amortization	8,776	13,427	22,203	9,517	11,138	20,655
General and administrative	14,603	—	14,603	11,755	—	11,755

Total expenses	63,583	47,761	111,344	60,434	37,114	97,548

Gain on sale of real estate	3,290	1,983	5,273	9,599	—	9,599
Loss from early extinguishment of debt	—	—	—	(360)	—	(360)
Interest income	4,446	—	4,446	1,867	—	1,867
Equity in net loss of unconsolidated real estate entities	(9,366)	9,366	—	(9,500)	9,500	—
Minority interests—unitholders in the Operating Partnership	(1,720)	—	(1,720)	728	—	728
Minority interests in consolidated real estate entities	87	—	87	(490)	—	(490)

Income (loss) before income from discontinued operations and benefit for income taxes	2,818	(12)	2,806	(785)	(1,722)	(2,507)
Income from discontinued operations	—	12	12	—	1,722	1,722

Income (loss) before benefit for income taxes	2,818	—	2,818	(785)	—	(785)
(Provision) benefit for income taxes	(2,152)	—	(2,152)	303	—	303

Net income (loss)	$666	$—	$666	$(482)	$—	$(482)

Thomas Properties Group, Inc.

Supplemental Financial Information

PRO-RATA CONSOLIDATED BALANCE SHEETS (NON-GAAP)

(in thousands)

(unaudited)

The following is the pro-rata consolidated balance sheets of TPGI as of September 30, 2007 and December 31, 2006, including reconciliations from the consolidated balance sheets to the pro-rata consolidated balance sheets.

	September 30, 2007			December 31, 2006
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
ASSETS
Investments in real estate, net	$422,688	$365,758	$788,446	$336,154	$252,612	$588,766
Investments in unconsolidated real estate entities	56,612	(56,612)	—	52,364	(52,364)	—
Cash and cash equivalents	131,042	3,284	134,326	64,343	2,554	66,897
Restricted cash	23,891	16,265	40,156	21,500	14,044	35,544
Rents, deferred rents and other receivables, net	28,004	13,580	41,584	23,879	10,062	33,941
Deferred charges and other assets, net	26,424	34,887	61,311	19,840	37,998	57,838
Assets associated with real estate held for sale	—	42	42	—	3,692	3,692

Total assets	$688,661	$377,204	$1,065,865	$518,080	$268,598	$786,678

LIABILITIES AND STOCKHOLDERS’ EQUITY
Mortgage, other secured, and unsecured loans	$375,795	$351,013	$726,808	$331,828	$246,755	$578,583
Accounts payable, dividends and distributions payable, and other liabilities	55,056	26,166	81,222	43,324	18,424	61,748
FIN 48 liability	9,965	—	9,965	—	—	—
Liabilities associated with real estate held for sale	—	25	25	—	3,419	3,419

Total liabilities	440,816	377,204	818,020	375,152	268,598	643,750
Minority interests	101,706	—	101,706	80,678	—	80,678
Total stockholders’ equity	146,139	—	146,139	62,250	—	62,250

Total liabilities and stockholders’ equity	$688,661	$377,204	$1,065,865	$518,080	$268,598	$786,678

Thomas Properties Group, Inc.

Supplemental Financial Information

EARNINGS BEFORE DEPRECIATION, AMORTIZATION AND DEFERRED TAXES (EBDT) (NON-GAAP)

(in thousands, except share and per share data)

(unaudited)

We use EBDT as a supplemental performance measure. EBDT excludes the following items: i) deferred income tax expense (benefit); ii) minority interests; iii) non-cash charges for depreciation and amortization; and iv) amortization of loan costs. EBDT provides a performance measure that, when compared year over year, reflects the impact to operations from changes to occupancy rates, rental rates, operating costs, development and redevelopment activities, general and administrative expenses, and interest costs, and provides perspective on operating performance not immediately apparent from net income. EBDT should be considered only as a supplement to net income as a measure of our performance. EBDT also assists our management in identifying trends for purposes of financial planning and forecasting results. However, the usefulness of EBDT as a performance measure is limited and EBDT should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs. EBDT also should not be used as a supplement to or substitute for cash flow from operating activities (computed in accordance with GAAP) or as an alternative to net income (loss) as an indicator of our operating performance.

Reconciliation of Net Income to EBDT:

	For the three months ended September 30, 2007			For the three months ended September 30, 2006
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
Net income (loss)	$271	$—	$271	$1,310	$—	$1,310
Deferred income tax expense	1,834	—	1,834	786	—	786
Minority interests	1,320	—	1,320	2,533	—	2,533
Depreciation and amortization	2,669	5,308	7,977	3,112	4,456	7,568
Amortization of loan costs	82	474	556	97	415	512

EBDT	$6,176	$5,782	$11,958	$7,838	$4,871	$12,709

TPGI share of EBDT (1)	$3,738	$3,500	$7,238	$3,539	$2,199	$5,738

EBDT per share—basic			$0.31			$0.40

EBDT per share—diluted			$0.31			$0.40

Weighted average common shares outstanding—basic			23,626,645			14,343,833

Weighted average common shares outstanding—diluted			23,645,563			14,358,471

(1)	Based on a weighted average interest in our operating partnership of 60.53% and 45.15% for the three months ended September 30, 2007 and 2006, respectively.

Thomas Properties Group, Inc.

Supplemental Financial Information

EARNINGS BEFORE DEPRECIATION, AMORTIZATION AND DEFERRED TAXES (EBDT) (Non-GAAP)—CONTINUED

(in thousands, except share and per share data)

(unaudited)

Reconciliation of Net Income/(Loss) to EBDT:

	For the nine months ended September 30, 2007			For the nine months ended September 30, 2006
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
Net (loss) income	$666	$—	$666	$(482)	$—	$(482)
Deferred income tax expense (benefit)	2,152	—	2,152	(303)	—	(303)
Minority interests	1,633	—	1,633	(238)	—	(238)
Depreciation and amortization	8,776	13,427	22,203	9,517	11,138	20,655
Depreciation and amortization from discontinued operations	—	12	12	—	—	—
Amortization of loan costs	245	1,244	1,489	358	1,025	1,383

EBDT	$13,472	$14,683	$28,155	$8,852	$12,163	$21,015

TPGI share of EBDT (1)	$7,333	$7,992	$15,325	$3,985	$5,540	$9,525

EBDT per share—basic			$0.79			$0.66

EBDT per share—diluted			$0.78			$0.66

Weighted average common shares outstanding—basic			19,522,069			14,333,815

Weighted average common shares outstanding—diluted			19,563,897			14,339,624

(1)	Based on a weighted average interest in our operating partnership of 54.43% and 45.3% for the nine months ended September 30, 2007 and 2006, respectively.

Thomas Properties Group, Inc.

Supplemental Financial Information

AFTER TAX CASH FLOW (ATCF) (NON-GAAP)

(in thousands, except share and per share data)

(unaudited)

We define ATCF as net income (loss) excluding the following items: i) deferred income tax expense (benefit); ii) minority interests; iii) non-cash charges for depreciation and amortization; iv) amortization of loan costs; v) non-cash compensation expense; vi) the adjustment to recognize rental revenues using the straight-line method; and vii) the adjustment to rental revenue to reflect the fair-market value of rents. Our management utilizes ATCF data in assessing performance of our business operations in period to period comparisons and for financial planning purposes. ATCF should be considered only as a supplement to net income as a measure of our performance. ATCF should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs. ATCF also should not be used as a supplement to or substitute for cash flow from operating activities (computed in accordance with GAAP).

Reconciliation of Net Income to ATCF:

	For the three months ended September 30, 2007			For the three months ended September 30, 2006
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
Net income	$271	$—	$271	$1,310	$—	$1,310
Deferred income tax expense	1,834	—	1,834	786	—	786
Minority interests	1,320	—	1,320	2,533	—	2,533
Depreciation and amortization	2,669	5,308	7,977	3,112	4,456	7,568
Amortization of loan costs	82	474	556	97	415	512
Non-cash compensation expense	1,139	—	1,139	199	—	199
Straight-line rent adjustments	1,464	(905)	559	1,313	(1,494)	(181)
Fair market value of rent adjustments	—	(408)	(408)	(22)	30	8

ATCF	$8,779	$4,469	$13,248	$9,328	$3,407	$12,735

TPGI share of ATCF (1)	$5,314	$2,705	$8,019	$4,212	$1,538	$5,750

ATCF per share—basic			$0.34			$0.40

ATCF per share—diluted			$0.34			$0.40

Weighted average common shares outstanding—basic			23,626,645			14,343,833

Weighted average common shares outstanding—diluted			23,645,563			14,358,471

(1)	Based on a weighted average interest in our operating partnership of 60.53% and 45.15% for the three months ended September 30, 2007 and 2006, respectively.

Thomas Properties Group, Inc.

Supplemental Financial Information

AFTER TAX CASH FLOW (ATCF) (NON-GAAP)—CONTINUED

(in thousands, except share and per share data)

(unaudited)

Reconciliation of Net Income/(Loss) to ATCF:

	For the nine months ended September 30, 2007			For the nine months ended September 30, 2006
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
Net income (loss)	$666	$—	$666	$(482)	$—	$(482)
Deferred income tax expense (benefit)	2,152	—	$2,152	(303)	—	(303)
Minority interests	1,633	—	1,633	(238)	—	(238)
Depreciation and amortization	8,776	13,427	22,203	9,517	11,138	20,655
Depreciation and amortization from discontinued operations	—	12	12	—	—	—
Amortization of loan costs	245	1,244	1,489	358	1,025	1,383
Non-cash compensation expense	2,916	—	2,916	2,373	—	2,373
Straight-line rent adjustments	4,384	(2,741)	1,643	4,065	(2,750)	1,315
Fair market value of rent adjustments	(4)	(815)	(819)	(258)	40	(218)

ATCF	$20,768	$11,127	$31,895	$15,032	$9,453	$24,485

TPGI share of ATCF (1)	$11,304	$6,057	$17,361	$6,798	$4,307	$11,105

ATCF per share—basic			$0.89			$0.77

ATCF per share—diluted			$0.89			$0.77

Weighted average common shares outstanding—basic			19,522,069			14,333,815

Weighted average common shares outstanding—diluted			19,563,897			14,339,624

(1)	Based on a weighted average interest in our operating partnership of 54.43% and 45.3% for the nine months ended September 30, 2007 and 2006, respectively.

Thomas Properties Group, Inc.

Supplemental Financial Information

INVESTMENT ADVISORY, MANAGEMENT, LEASING AND DEVELOPMENT SERVICES

(in thousands)

(unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2007	2006	2007	2006
Property management, leasing, and development services fees	$7,674	$5,614	$20,910	$15,887
Investment advisory fee:
Asset management fees	1,932	1,578	5,492	3,798
Acquisition and disposition fees	5,413	—	7,683	1,475

Total fees	15,019	7,192	34,085	21,160
Investment advisory, management, leasing and development services expenses	(4,361)	(2,790)	(10,632)	(6,894)

Net investment advisory, management, leasing and development services income	$10,658	$4,402	$23,453	$14,266

GAAP Presentation:
Total fees	15,019	7,192	34,085	21,160
Elimination of intercompany fee revenues	(2,293)	(1,773)	(7,313)	(5,619)

Investment advisory management leasing and development services revenues	$12,726	$5,419	$26,772	$15,541

Thomas Properties Group, Inc.

Supplemental Financial Information

PORTFOLIO DATA AS OF SEPTEMBER 30, 2007

Our Ownership Properties

	Location	TPGI Percentage Interest		Rentable Square Feet (1)	Percent Leased	Estimated Year Stabilized (2)	Estimated Stabilized Net Operating Income (NOI) (3)		Expected Capital Expenditures to Complete Stabilization (4)		Loan Balance at September 30, 2007
Consolidated properties:
One Commerce Square	Philadelphia, PA	89.0	%(5)	942,866	96.09%	N/A	$12,827,000			N/A	$130,000,000
Two Commerce Square	Philadelphia, PA	89.0	(5)	953,276	99.41	N/A	14,523,000	(6)		N/A	152,329,000

Total/Weighted Average:				1,896,142	97.20%		$27,350,000				$282,329,000

Unconsolidated properties:
2121 Market Street (7)	Philadelphia, PA	50.0%		22,135	100.0%	N/A	$2,183,000		$	N/A	$19,192,000
Reflections I	Reston, VA	25.0		123,546	100.0	N/A	2,782,000			N/A	22,615,000
Reflections II	Reston, VA	25.0		64,253	100.0	N/A	1,508,000			N/A	9,422,000
2500 City West	Houston, TX	25.0		578,284	94.34	N/A	7,124,000			N/A	78,370,000
Fair Oaks Plaza	Fairfax, VA	25.0		179,688	89.67	N/A	2,769,000			N/A	44,300,000
City National Plaza	Los Angeles, CA	21.3		2,496,084	80.62	2009	61,657,000			97,914,000	513,005,000
Four Falls Corporate Center	Conshohocken PA	25.0		253,985	79.17	2008	4,928,000			2,413,000	52,067,000
Oak Hill Plaza	King of Prussia, PA	25.0		164,360	92.87	2009	2,458,000			411,000	44,452,000
Walnut Hill Plaza	King of Prussia, PA	25.0		150,573	76.09	2009	1,817,000			1,375,000	—	(8)
San Felipe Plaza	Houston, TX	25.0		980,472	97.84	2007	12,994,000			1,275,000	108,077,000
Brookhollow Central I, II and III	Houston, TX	25.0		804,181	50.80	2009	8,228,000			33,578,000	40,900,000
CityWestPlace	Houston, TX	25.0		1,473,020	97.51	2007	22,993,000			1,994,000	209,671,000
Centerpointe I, II	Fairfax, VA	25.0		421,651	99.34	2010	9,139,000			22,039,000	91,000,000
San Jacinto Center	Austin, TX	6.3		403,329	93.70	2009	6,950,000			7,363,000	101,000,000
Frost Bank Tower	Austin, TX	6.3		530,533	81.34	2009	11,791,000			8,360,000	150,000,000
One Congress Plaza	Austin, TX	6.3		517,849	85.73	2009	8,507,000			6,855,000	128,000,000
One American Center	Austin, TX	6.3		505,770	78.86	2009	8,939,000			7,579,000	120,000,000
300 W. 6th	Austin, TX	6.3		446,637	84.57	2009	9,883,000			5,636,000	127,000,000
Research Park Plaza I & II	Austin, TX	6.3		271,882	80.95	2009	4,681,000			1,999,000	51,500,000
Park 22 I-III	Austin, TX	6.3		203,716	90.09	2009	2,035,000			2,528,000	—	(9)
Great Hills Plaza	Austin, TX	6.3		135,333	55.18	2009	2,289,000			2,395,000	—	(9)
Stonebridge Plaza II	Austin, TX	6.3		193,131	98.08	2009	2,984,000			776,000	37,500,000
Westech 360 I-IV	Austin, TX	6.3		178,777	83.80	2009	2,913,000			3,573,000	—	(9)

Total/Weighted Average:				11,099,189	84.50%		$201,552,000			$208,063,000	$1,948,071,000

(1)	Total portfolio square footage includes office properties and mixed-use space (including retail), but excludes 168 apartment units at 2121 Market Street.
(2)	For properties under renovation, represents the year in which stabilization, or 93% occupancy, is expected to occur.

Thomas Properties Group, Inc.

Supplemental Financial Information

PORTFOLIO DATA AS OF SEPTEMBER 30, 2007—CONTINUED

(3)	For properties stabilized as of September 30, 2007, estimated stabilized net operating income (NOI) represents the expected annualized NOI as of September 30, 2007. For properties expected to become stabilized in future years, estimated stabilized NOI represents the sum of i) the annualized straight-line rent under existing leases which will be in place in the year the properties are stabilized, calculated as if the leases began in the year of stabilization; ii) the annualized expected straight-line market rent for the remaining space (up to the stabilized occupancy percentage); and iii) estimated parking and other income, less estimated operating expenses.
(4)	For properties under renovation, represents the capital expenditures, including tenant improvements and leasing commissions, expected to be spent to complete the stabilization of the property.
(5)	TPGI has an option to purchase the remaining 11% interests in One Commerce Square and Two Commerce Square for a maximum price of $4 million that we expect to exercise in the first half of 2008.
(6)	A major lease at Two Commerce Square which expires in 2008 and 2009 is at rates that are above market rates. The estimated stabilized NOI above does not include the over-market rental amount. The estimated present value of the over-market rent as of September 30, 2007 is approximately $13,456,000.
(7)	The square footage and occupancy information presented for 2121 Market Street represents the information for two retail/office tenants only; the NOI includes 168 residential units comprising 132,823 square feet.
(8)	Oak Hill Plaza and Walnut Hill Plaza are co-borrowers under a loan agreement. The loan balance for this property is included with the Oak Hill Plaza loan balance.
(9)	Three of our Austin, Texas properties collectively secure a bank term loan in the aggregate amount of $192.5 million.

Lease Expirations

In the tables below, for properties where existing leases have been renewed or replaced, the later expiration date is used.

Consolidated Properties’ Lease Expirations				Unconsolidated Properties’ Lease Expirations				TPGI Percentage Interest Unconsolidated Properties
Year	Expiring Rentable Square Feet	Annualized Rent Per Leased Square Foot	Annualized Rent Per Leased Square Foot at Expiration	Year	Expiring Rentable Square Feet	Annualized Rent Per Leased Square Foot	Annualized Rent Per Leased Square Foot at Expiration	Year	Expiring Rentable Square Feet	Annualized Rent Per Leased Square Foot
Vacant	35,463			Vacant	1,628,740			Vacant	288,321
2007	34,375	$22.66	$22.71	2007	573,238	$15.20	$15.25	2007	128,513	$15.06
2008	318,794	23.01	22.87	2008	682,917	14.20	15.06	2008	110,770	13.46
2009	84,249	25.18	14.76	2009	666,126	16.35	16.99	2009	130,683	16.85
2010	81,522	27.28	18.98	2010	675,723	11.77	13.28	2010	103,926	11.40
2011	113,038	15.79	15.79	2011	729,970	15.17	18.54	2011	120,468	14.65
Thereafter	1,228,701	20.13	21.03	Thereafter	6,142,475	12.14	19.56	Thereafter	1,171,219	10.95

Total	1,896,142			Total	11,099,189			Total	2,053,900

Thomas Properties Group, Inc.

Supplemental Financial Information

PORTFOLIO DATA AS OF SEPTEMBER 30, 2007—CONTINUED

Our Development Properties

Development Properties	Location	TPGI Percentage Interest		Number of Acres	Property Types	Potential Square Feet upon Completion/ Development		Book Value	Loan Balance
Four Points Centre	Austin, TX	100%		259.8	Office/Retail/R&D/Hotel	1,660,000	(1)	$28,888,000	$253,000
Murano	Philadelphia, PA	73	(2)	1.1	Residential-condominium	576,000	(3)	106,521,000	72,054,000	(4)
2100 JFK Boulevard	Philadelphia, PA	100		0.7	Office/Retail/Residential	366,000		4,859,000	—
Campus El Segundo	El Segundo, CA	100		26.1	Office/Retail/R&D/Hotel	1,925,000	(5)	44,636,000	17,259,000
2500 City West land	Houston, TX	25		6.3	Office/Retail/Hotel/Residential	500,000		6,837,000	—
CityWestPlace land	Houston, TX	25		24.0	Office/Retail/Hotel/Residential	1,500,000		20,818,000	—

Total				318.0		6,527,000		$212,559,000	$89,566,000

(1)	We commenced construction of two buildings totaling approximately 192,000 square feet at Four Points Centre in the second quarter of 2007. We expect construction to be substantially complete in the third quarter of 2008.
(2)	We have a $20.5 million preferred equity interest in Murano. Excluding the preferred equity interest, we own a 73.0% ownership interest in Murano.
(3)	The construction of Murano, a 302-unit high-rise residential condominium project, commenced in the second quarter of 2006. We expect construction to be substantially complete in the second quarter of 2008.
(4)	Subsequent to September 30, 2007, we paid $5.0 million to reduce the principal balance on one of the loans, which is secured by our preferred equity interest, resulting in an outstanding balance on this particular loan of $12,434,000.
(5)	The total Campus El Segundo development project is comprised of 46.5 acres and, as currently planned, will consist of up to 2.175 million square feet of mixed-use development. A 14.1 acre parcel, which may include up to approximately 250,000 square feet of development, was sold in August 2006. In addition, in August 2006, a 5.4 acre parcel was sold and a 1.0 acre parcel of the Campus El Segundo property was deeded to the City of El Segundo. The remaining 26.1 acre parcel will support up to 1.9 million square feet of development.

Thomas Properties Group, Inc.

Supplemental Financial Information

PORTFOLIO DATA AS OF SEPTEMBER 30, 2007—CONTINUED

Our Managed Properties

Managed Properties	Location	Rentable Square Feet	Percent Leased
800 South Hope Street	Los Angeles, CA	242,176	90.1%
Pacific Financial Plaza	Newport Beach, CA	279,474	99.0
1835 Market Street	Philadelphia, PA	686,503	89.5
CalEPA Headquarters	Sacramento, CA	950,939	100.0

Total/Weighted Average		2,159,092	95.4%

Thomas Properties Group, Inc.

Supplemental Financial Information

DEBT SUMMARY

(in thousands)

The table below summarizes our outstanding consolidated debt as of September 30, 2007:

	Interest Rate	Outstanding debt	Maturity date
Secured debt
One Commerce Square mortgage loan	5.7%	$130,000	1/6/2016
Two Commerce Square:
Mortgage Loan	6.3	111,155	5/9/2013
Senior mezzanine loan	18.1	36,934	1/9/2010
Junior mezzanine loan	15.0	4,240	1/9/2010
Campus El Segundo mortgage loan	7.4	17,259	10/10/2008
Four Points Centre Construction Loan	7.3	253	6/11/2010
Murano construction loan	8.5	54,620	7/31/2009
Murano loan	6.6	17,434	11/6/2007

Total secured debt		$371,895

Unsecured and other debt
Former minority partner	5.0	3,900	10/12/2009

		$3,900

Weighted-average interest rate at September 30, 2007	7.7%

Thomas Properties Group, Inc.

Supplemental Financial Information

DEBT SUMMARY—CONTINUED

(in thousands)

The table below summarizes the outstanding debt for the unconsolidated properties as of September 30, 2007:

	Interest Rate	Principal Amount	Maturity Date	TPGI Share of Principal Amount
City National Plaza	6.76%	$513,005	7/17/08	$109,476
CityWestPlace
Senior mortgage loan	6.16	121,000	7/6/16	30,250
Senior mortgage loans (Note A and B)	6.25	88,670	6/1/08	22,168
San Felipe	5.45	108,077	8/11/10	27,019
2500 City West	5.58	78,370	8/11/10	19,593
Brookhollow Central I, II, and III	7.37	40,900	8/9/08	10,226
Four Falls Corporate Center	5.89	52,067	3/6/10	13,017
Oak Hill Plaza/Walnut Hill Plaza	5.94	44,452	3/6/10	11,113
2121 Market Street	6.05	19,193	8/1/33	9,596
Reflections I	5.23	22,615	4/1/15	5,654
Reflections II	5.22	9,422	1/31/09	2,356
Centerpointe I and II	6.38	91,000	1/31/17	22,750
Fair Oaks Plaza	5.52	44,300	6/11/17	11,075
San Jacinto	6.05	101,000	6/11/17	6,313
Frost Bank Tower	6.06	150,000	6/11/17	9,375
One Congress Plaza	6.08	128,000	6/11/17	8,000
One American Center	6.03	120,000	6/11/17	7,500
300 W. 6th St.	6.01	127,000	6/11/17	7,938
Research Park Plaza I & II	6.46	51,500	6/9/09	3,219
Stonebridge Plaza II	6.28	37,500	6/9/09	2,344
Austin bank term loan	7.37	192,500	6/1/13	12,031

		$2,140,571		$351,013

Weighted-average interest rate at September 30, 2007	6.09%

Thomas Properties Group, Inc.

Supplemental Financial Information

CAPITAL STRUCTURE

(in thousands, except share data)

The following is the capital structure of TPGI as of September 30, 2007:

		Aggregate Principal
Debt
Mortgage loans		$258,414
Other Loans		117,381

Total consolidated debt		375,795
Company share of unconsolidated debt		351,013

Total combined debt		$726,808

	Shares/Units Outstanding	Market Value (1)
Equity
Common stock	23,747,936	$284,975
Operating partnership market capitalization	15,485,002	185,820

Total common equity	39,232,938	$470,795

Total consolidated market capitalization		$846,590

Total combined market capitalization (2)		$1,197,603

(1)	Based on the closing price of $12.00 per share of TPGI common stock on September 30, 2007.
(2)	Includes TPGI’s share of debt of unconsolidated real estate entities.

Thomas Properties Group, Inc.

Supplemental Financial Information

OTHER INFORMATION

Principal Corporate Office

Thomas Properties Group, Inc.

515 South Flower Street

Sixth Floor

Los Angeles, CA 90071

Phone: (213) 613-1900

Fax: (213) 633-4760

www.tpgre.com

The information contained on our website is not incorporated herein by reference and does not constitute a part of this supplemental financial information.

Investor Relations	Transfer Agent and Registrar	Stock Market Listing
Diana M. Laing	Computershare Trust Company	NASDAQ: TPGI
Chief Financial Officer	P.O. Box 43023
515 South Flower Street	Providence, RI 02940-3023
Sixth Floor	Phone: (781) 575-2879
Los Angeles, CA 90071
Phone: (213) 613-1900
E-mail: dlaing@tpgre.com

Board of Directors and Executive Officers
James A. Thomas	Chairman, President and CEO
Randall L. Scott	Executive Vice President, Director
John R. Sischo	Executive Vice President, Director
Thomas S. Ricci	Executive Vice President
Diana M. Laing	Chief Financial Officer and Secretary
Robert D. Morgan	Senior Vice President, Accounting and Administration
R. Bruce Andrews	Director
Edward D. Fox	Director
John L. Goolsby	Director
Winston H. Hickox	Director